Note 40 - Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Note 40 - Subsequent Events

40                    Subsequent event

Annual Dividend Proposal

Upon approval of the Company´s annual accounts in March 2021, the Board of Directors intends to propose, for the approval of the Annual General Shareholders' meeting to be held on May 3, 2021, the payment of an annual dividend of $0.21 per share ($0.42 per ADS), or approximately $248 million, which includes the interim dividend of $0.07 per share ($0.14 per ADS) or approximately $83 million, paid on November 25, 2020. If the annual dividend is approved by the shareholders, a dividend of $0.14 per share ($0.28 per ADS), or approximately $165 million will be paid on May 26, 2021, with an ex-dividend date of May 24, 2021. These Consolidated Financial Statements do not reflect this dividend payable.